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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): December 8, 1995


                               IES UTILITIES INC.
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             (Exact name of registrant as specified in its charter)




   IOWA                         0-4117-1                        42-0331370
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(State or other               (Commission                    (IRS Employer
jurisdiction of               File Number)                   Identification No.)
incorporation)



                       IES Tower, Cedar Rapids, Iowa 52401
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          (Address of principal executive offices, including zip code)



       Registrant's telephone number, including area code: (319) 398-4411
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Item 7.           Financial Statements and Exhibits

         (c)      Exhibits

                  4 Form of Officer's Certificate establishing the terms of new series of Subordinated Debentures (filed herewith as Exhibit 4(j) to Registration Statement No. 33-62259).

                  8        Opinion of Winthrop, Stimson, Putnam & Roberts re:
                           tax matters (filed herewith as Exhibit 8 to
                           Registration Statement No. 33-62259).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               IES UTILITIES INC.



Date: December 11, 1995.       By: /s/ Blake O. Fisher, Jr.
                                  --------------------------------------
                                  Blake O. Fisher, Jr.
                                  President, Chief Operating Officer &
                                  Chief Financial Officer


                                       -3-
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                               IES Utilities Inc.

                            EXHIBIT INDEX TO FORM 8-K
                          Report Dated December 8, 1995

Exhibit No.                                                      Description
-----------                                                      -----------
     4                  Form of Officer's Certificate establishing the terms of new series of
                        Subordinated Debentures

     8                  Opinion of Winthrop, Stimson, Putnam & Roberts re: tax matters